Exhibit 10.44

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 3, 2011 (this “Amendment No. 1”), to the Credit Agreement, dated as of January 27, 2010, among Carmike Cinemas, Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the several Lenders from time to time party thereto and the other Agents party thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested an amendment to the Credit Agreement to amend, among other things, the financial covenants for certain test periods; and

WHEREAS, the Lenders and the Administrative Agent are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendments to Section 1.1 (Defined Terms).

a. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Amendment No. 1”: First Amendment dated as of March 3, 2011 to this Agreement.

“Amendment No. 1 Effective Date”: the date on which Amendment No. 1 became effective in accordance with its terms, which date is March 3, 2011.

“Non-Consenting Lender”: as defined in Section 11.1.

“Repricing Event”: (a) any prepayment of Term Loans using proceeds of, or any conversion of Term Loans into, any new or replacement tranche of term loans or Indebtedness incurred by the Borrower from a substantially concurrent incurrence of syndicated term loans for which the interest rate payable thereon on the date of such prepayment is lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin with respect to the Term Loans on the date of such prepayment, provided that the primary purpose of such prepayment is to refinance Term Loans at a lower interest rate and, for the avoidance of doubt, excludes any new or replacement loans incurred in connection with an acquisition or change of control or (b) any repricing of Term Loans pursuant to an amendment hereto resulting in the interest rate payable thereon on the date of such amendment being lower than the Eurodollar Rate on the date of such amendment plus the Applicable Margin with respect to the Term Loans on the date of such amendment.

b. Section 1.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following:

; provided, that, on and after the first Adjustment Date (as defined in the Pricing Grid) occurring after the Closing Date, the Applicable Margin with respect to Revolving Loans will be determined pursuant to the Pricing Grid; and provided further, that, on and after the first Adjustment Date occurring with respect to the fiscal year ended December 31, 2010, the Applicable Margin with respect to Term Loans (other than Other Term Loans) will be determined pursuant to the Pricing Grid.

SECTION 3. Amendments to Section 4.1 (Optional Prepayments). Section 4.1 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

4.1. Optional Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (subject to the requirements of Section 4.1(b)), upon irrevocable notice delivered to the Administrative Agent no later than 12:00 Noon, New York City time, (x) three Business Days prior thereto, in the case of Eurodollar Loans and (y) one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.11. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof.

(b) Notwithstanding anything to the contrary in this Section 4.1 or Section 4.2, any prepayment or repricing of the Term Loans effected on or prior to the first anniversary of the Amendment No. 1 Effective Date as a result of a Repricing Event shall be accompanied by a fee equal to 1.00% of the principal amount of Term Loans prepaid or repriced, unless such fee is waived by the applicable Term Lender. If in connection with a Repricing Event on or prior to such first anniversary any Lender is replaced as a result of its being a Non-Consenting Lender in respect of such Repricing Event pursuant to Section 4.13, such Lender shall be entitled to the fee provided under this Section 4.1.

SECTION 4. Amendments to Section 8.1 (Financial Condition Covenants).

a. Section 8.1(a) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:

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Fiscal Quarters Ending	Consolidated Leverage Ratio

Through December 31, 2010	4.75 to 1.00

March 31, 2011 through June 30, 2012	5.50 to 1.00

September 30, 2012 through December 31, 2012	5.00 to 1.00

March 31, 2013 through December 31, 2013	4.50 to 1.00

March 31, 2014 through December 31, 2014	4.25 to 1.00

March 31, 2015 and thereafter	4.00 to 1.00

b. Section 8.1(b) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:

Fiscal Quarters Ending	Consolidated Interest Coverage Ratio

Through December 31, 2010	1.75 to 1.00

March 31, 2011 through December 31, 2011	1.50 to 1.00

March 31, 2012 through December 31, 2012	1.60 to 1.00

March 31, 2013 through December 31, 2013	1.75 to 1.00

March 31, 2014 through December 31, 2014	1.85 to 1.00

March 31, 2015 and thereafter	2.00 to 1.00

c. Section 8.1(c) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting in lieu thereof the following table:

Fiscal Quarters Ending	Consolidated Adjusted Debt to EBITDAR Ratio

Through December 31, 2011	8.00 to 1.00

March 31, 2012 through December 31, 2012	7.50 to 1.00

March 31, 2013 through December 31, 2013	7.00 to 1.00

March 31, 2014 through December 31, 2014	6.75 to 1.00

March 31, 2015 and thereafter	6.50 to 1.00

SECTION 5. Amendment to Annex A (Pricing Grid). The Pricing Grid attached as Annex A to the Credit Agreement is hereby deleted and Annex A attached to this Amendment No. 1 is substituted therefor.

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SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment No. 1, (a) the representations and warranties set forth in Section 5 of the Credit Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date, and except as to changes otherwise expressly permitted by the terms of the Loan Documents), and as if each reference in said Section 5 to “this Agreement” included reference to this Amendment No. 1 and the Credit Agreement as amended hereby and (b) no Default or Event of Default has occurred and is continuing.

SECTION 7. Conditions Precedent. The amendments set forth in Sections 2 through 5 hereof shall become effective, as of the date hereof (the “Amendment Effective Date”), upon satisfaction of the following conditions:

a. Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed and delivered by the Administrative Agent, the Borrower and the Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.

b. Fees. On or before the Amendment Effective Date (i) the Administrative Agent shall have received, for the account of each Lender who approves, executes and delivers this Amendment No. 1, an amendment fee in an aggregate amount equal to 0.25% of such Lender’s Revolving Commitment and aggregate principal amount of Term Loans outstanding under the Credit Agreement on such date and (ii) J.P. Morgan Securities LLC shall have received all fees required to be paid on or before the Amendment Effective Date, including, without limitation, the reasonable fees and disbursements of legal counsel.

c. Security Documents. The Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Borrower and each other Loan Party.

SECTION 8. GOVERNING LAW. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Miscellaneous. Except as provided herein, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment No. 1 by e-mail, facsimile or other form of electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARMIKE CINEMAS, INC.

By:	/s/ Richard B. Hare
Name:
Title:

[Signature Page to Carmike Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

[Signature Page to Carmike Amendment No. 1]

Name of Institution:	Citibank, N.A.

By:	/s/ Elizabeth M. Gonzalez
Name: Elizabeth M. Gonzalez
Title: VP & Director

[Signature Page to Carmike Amendment No. 1]

Name of Institution:	Macquarie Bank Limited

By:	/s/ Melanie Lincoln
Name: Melanie Lincoln
Title: Senior Manager

By:	/s/ Andrew Dainton
Name: Andrew Dainton
Title: Associate Director

[Signature Page to Carmike Amendment No. 1]

Annex A

PRICING GRID

REVOLVING LOANS:

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Commitment Fee

Greater than or equal to 3.50 to 1.00	4.00%	3.00%	0.75%

Less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00	3.75%	2.75%	0.625%

Less than 3.00 to 1.00	3.50%	2.50%	0.50%

TERM LOANS (OTHER THAN OTHER TERM LOANS):

Consolidated Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans

Greater than 5.00 to 1.00	4.00%	3.00%

Less than or equal to 5.00 to 1.00 but greater than 4.50 to 1.00	3.75%	2.75%

Less than or equal to 4.50 to 1.00	3.50%	2.50%

The Applicable Margin shall be adjusted on each Adjustment Date (as defined below) based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. On each Adjustment Date, the Applicable Margin shall be adjusted to be equal to the Applicable Margin opposite the pricing level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the First Amendment, dated as of March 3, 2011 (“Amendment No. 1”), to the Credit Agreement, dated as of January 27, 2010, among Carmike Cinemas, Inc., a Delaware corporation, JPMorgan Chase Bank, N.A., as administrative agent, the several Lenders from time to time party thereto and the other Agents party thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

2. The Credit Agreement is being amended pursuant to Amendment No. 1 to amend, among other things, certain financial covenants. Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to Amendment No. 1; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to Amendment No. 1, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by e-mail, facsimile or other form of electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARMIKE CINEMAS, INC.

By:
Name:
Title:

EASTWYNN THEATRES, INC.

By:
Name:
Title:

MILITARY SERVICES, INC.

By:
Name:
Title:

GEORGE G. KERASOTES CORPORATION

By:
Name:
Title:

GKC INDIANA THEATRES, INC.

By:
Name:
Title:

GKC MICHIGAN THEATRES, INC.

By:
Name:
Title:

[Signature Page to Carmike Acknowledgement and Confirmation]

GKC THEATRES, INC.

By:
Name:
Title:

[Signature Page to Carmike Acknowledgement and Confirmation]